UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☐	Soliciting Material Pursuant to § 240.14a-12

Alternative Energy Sources, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held July 30, 2007

To Our Stockholders:

We cordially invite you to attend a special meeting of stockholders of Alternative Energy Sources, Inc. The meeting will take place at the Company’s headquarters at 310 W. 20th Street, Kansas City, Missouri 64108 on July 30, 2007, at 10:30 a.m. local time. We look forward to your attendance either in person or by proxy.

The purpose of the meeting is to:

1.
Consider and vote upon an amendment to the Company’s Certificate of Incorporation in order to provide for the exculpation and indemnification of directors from liability to the Company or its stockholders to the extent permitted by law;

2.	Consider and vote upon an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s Common Stock to 575 million shares;

3.	Consider and vote upon an amendment to the Company’s Certificate of Incorporation to create 100 million shares of “blank check” Preferred Stock; and

4.	Transact any other business that may properly come before the meeting and any postponement or adjournment of the meeting.

Only stockholders of record at the close of business on June 18, 2007 may vote at the meeting or any postponements or adjournments of the meeting.

By order of the Board of Directors,

Lee L. Blank, Secretary

July 2, 2007

Please complete, date, sign and return the accompanying proxy card or, if eligible, vote electronically via the Internet or by telephone. The enclosed return envelope requires no additional postage if mailed in either the United States or Canada.

Your vote is very important. Please vote whether or not you plan to attend the meeting.

310 W. 20th Street
Kansas City, Missouri 64108

PROXY STATEMENT

The Board of Directors of Alternative Energy Sources, Inc. (the “Company”), is furnishing you this proxy statement in connection with the solicitation of proxies on its behalf for a special meeting of stockholders.

The meeting will take place at the Company’s headquarters at 310 W. 20th Street in Kansas City, Missouri on July 30, 2007, at 10:30 a.m. local time. At the meeting, stockholders will vote upon an amendment the Company’s Certificate of Incorporation and will transact any other business that may properly come before the meeting, although we know of no other business to be presented.

By submitting your proxy (either by signing and returning the enclosed proxy card or by voting electronically on the Internet or by telephone), you authorize Mark A. Beemer, Chairman of the Board and the Company’s Chief Executive Officer, Lee L. Blank, the Company’s President, Chief Operating Officer and Secretary, and John J. Holland, the Company’s Chief Financial Officer and Assistant Secretary, to represent you and vote your shares at the meeting in accordance with your instructions. They also may vote your shares to adjourn the meeting and will be authorized to vote your shares at any postponements or adjournments of the meeting.

We are first sending this proxy statement, form of proxy and accompanying materials to stockholders on or about July 2, 2007.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY SUBMIT YOUR PROXY EITHER IN THE ENCLOSED ENVELOPE, VIA THE INTERNET OR BY TELEPHONE.

INFORMATION ABOUT THE SPECIAL MEETING

What is the purpose of the special meeting?

At the special meeting, the stockholders will be asked to:

1.
Consider and vote upon an amendment to the Company’s Certificate of Incorporation in order to provide for the exculpation and indemnification of directors from liability to the Company or its stockholders to the extent permitted by law;

2
Consider and vote upon an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s Common Stock to 575 million shares, to enable the Company to raise capital to further its business plans;

3.
Consider and vote upon an amendment to the Company’s Certificate of Incorporation to create 100 million shares of “blank check” Preferred Stock, to enable the Company to raise capital to further its business plans.

Stockholders also will transact any other business that may properly come before the meeting. Members of the Company’s management team will be present at the meeting to respond to appropriate questions from stockholders.

Who is entitled to vote?

The record date for the meeting is June 18, 2007. Only stockholders of record at the close of business on that date are entitled to vote at the meeting. The only class of stock entitled to be voted at the meeting is the Company’s single class of Common Stock. Each outstanding share of Common Stock is entitled to one vote for all matters before the meeting. At the close of business on June 18, 2007 there were 40,500,009 shares of the Company’s Common Stock outstanding.

Am I entitled to vote if my shares are held in “street name”?

If your shares are held by a bank or brokerage firm, you are considered the “beneficial owner” of shares held in “street name.” If your shares are held in street name, these proxy materials are being forwarded to you by your bank or brokerage firm (the “record holder”), along with a voting instruction card. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute "broker non-votes." Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given.

As the beneficial owner of shares, you are invited to attend the special meeting. If you are a beneficial owner, however, you may not vote your shares in person at the meeting unless you obtain a proxy form from the record holder of your shares.

How many shares must be present to hold the meeting?

A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of one-third of the shares of Common Stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a quorum is not present at the meeting?

If a quorum is not present at the scheduled time of the meeting, the stockholders who are represented may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given.

How do I vote?

1. YOU MAY VOTE BY MAIL. If you properly complete and sign the accompanying proxy card and return it in the enclosed envelope, it will be voted in accordance with your instructions. The enclosed envelope requires no additional postage if mailed in either the United States or Canada.

2. SOME STOCKHOLDERS MAY VOTE BY TELEPHONE OR ON THE INTERNET . If you hold your stock in street name and your brokerage house offers this option, you may vote by telephone or on the Internet by following the instructions included on the proxy card. A large number of banks and brokerage firms participate in a program provided through ADP Investor Communications Services that offers telephone and Internet voting options. If your shares are held in an account at a bank or brokerage firm that participates in the ADP program, you may vote those shares electronically by telephone or on the Internet by following the instructions set forth on the voting form provided to you.

3. YOU MAY VOTE IN PERSON AT THE MEETING . If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. Additionally, we will pass out written ballots to registered stockholders who wish to vote in person at the meeting. Beneficial owners of shares held in street name who wish to vote at the meeting will need to obtain a proxy form from their record holder.

Can I change my vote after I submit my proxy?

Yes, you may revoke your proxy and change your vote:

•	by signing another proxy with a later date;

•	by voting by telephone or on the Internet, if eligible (your latest telephone or Internet vote is counted); or

•	if you are a registered stockholder, by giving written notice of such revocation to the Secretary of the Company prior to or at the meeting or by voting in person at the meeting.

Your attendance at the meeting itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote in person at the meeting.

Who will count the votes?

The Company’s transfer agent, Signature Stock Transfer, Inc., will tabulate and certify the votes.

How does the Board of Directors recommend I vote on the proposals?

Your Board recommends that you vote:

•
FOR the amendment to the Company’s Certificate of Incorporation in order to provide for the exculpation and indemnification of directors from liability to the Company or its stockholders to the extent permitted by law (Proposal 1);

•	FOR the amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s Common Stock (Proposal 2); and

•	FOR the amendment to the Company’s Certificate of Incorporation to create 100 million shares of “blank check” Preferred Stock (Proposal 3).

Will any other business be conducted at the meeting?

We know of no other business that will be presented at the meeting. If any other matter properly comes before the stockholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

How many votes are required to approve the proposals regarding amendments to the Company’s Certificate of Incorporation?

The approval of the amendments to the Company’s Certificate of Incorporation require the affirmative vote of a majority of the shares of the Company’s outstanding Common Stock.

How will abstentions be treated?

Abstentions will be treated as shares present for quorum purposes and entitled to vote, so they will have the same practical effect as votes against Proposals 1, 2 and 3.

How will broker non-votes be treated?

Broker non-votes will be treated as shares present for quorum purposes. They will have the same practical effect as votes against Proposals 1, 2 and 3.

Will any proposal, if passed by the stockholders, trigger appraisal rights or other dissenters’ rights?

No. The outcome of the vote on any of the proposals to be considered at the meeting will not trigger any appraisal rights or dissenters’ rights for any stockholder.

STOCK OWNERSHIP

Directors, Executive Officers and Other Significant Stockholders

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of June 12, 2007. The table sets forth the beneficial ownership of (i) each person who, to our knowledge, beneficially owns more than 5% of the outstanding shares of Common Stock; (ii) each of the directors and executive officers of the Company; and (iii) all of our executive officers and directors as a group. The address of each executive officer and director is c/o Alternative Energy Sources, Inc., 1911 Central Street, Kansas City, Missouri 64108.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of class (1)
Mark A. Beemer	8,066,000	(2)	19.74%
Lee L. Blank	5,186,000	(3)	12.78%
A. Michael Espy	0		*
John J. Holland	0		*
John D. McNamara	0		*
W. Gordon Snyder	25,000		*
James L. Spigarelli	0		*
John A. Ward	142,383		*
Douglas D. Wilner	0		*

Executive Officers and Directors as Group	13,419,383		33.13%

* The percentage of shares beneficially owned does not exceed 1% of our Common Stock

(1)
Beneficial ownership percentages are calculated based on 40,500,009 shares of Common Stock issued and outstanding as of June 12, 2007. Beneficial ownership is determined in accordance with Rule 13d-3 of the Exchange Act. The number of shares beneficially owned by a person includes shares of Common Stock underlying options or warrants held by that person that are currently exercisable or exercisable within 60 days of June 12, 2007. The shares issuable pursuant to the exercise of those options or warrants are deemed outstanding for computing the percentage ownership of the person holding those options and warrants but are not deemed outstanding for the purposes of computing the percentage ownership of any other person. The persons named in the table have sole voting and sole investment power with respect to the shares set forth opposite that person’s name, subject to community property laws, where applicable, unless otherwise noted in the applicable footnote.

(2)
Includes warrants to purchase 250,000 shares of Common Stock for a period of five years from June 19, 2006 at an exercise price of $2.00 per share and options to purchase 100,000 shares of Common Stock at an exercise price of $1.00 per share.

(3)
Includes warrants to purchase 10,000 shares of Common Stock for a period of five years from June, 19, 2006 at an exercise price of $2.00 per share and options to purchase 66,666 shares of Common Stock at an exercise price of 1.00 per share.

Changes in Control

On June 19, 2006, Alternative Energy Sources, Inc., Beemer Acquisition Corp., our wholly owned subsidiary, and Beemer Energy, Inc., a Delaware corporation, executed a Merger Agreement and Plan of Reorganization. Beemer Energy, Inc. was a privately held company formed on May 10, 2006 to serve as a vehicle to effect a merger with a publicly held company. On the closing date of the merger, Beemer Acquisition Corp. merged with and into Beemer Energy, Inc., with Beemer Energy, Inc. remaining as the surviving corporation and our wholly-owned subsidiary. Also on the closing date of the merger, the holders of Beemer Energy Inc.’s issued and outstanding capital stock before the merger surrendered all of their issued and outstanding capital stock of Beemer Energy, Inc. and received 12,900,000 shares of our common stock, par value $0.0001 per share. Our stockholders before the merger retained 15,000,000 shares of our common stock.

Also on the Closing Date, the Company closed on a private offering of units of its securities consisting of Common Stock and warrants to purchase Common Stock (the “Offering”). Investors in the Offering purchased 12,000,000 shares of Common Stock and warrants to acquire 12,000,000 shares of Common Stock at an exercise price of $2.00 per share, expiring June 19, 2011. Consideration for the investors’ purchases totaled $12,000,000.

Immediately following the Merger and the Offering, the Alternative Energy stockholders held approximately 37.04% of the issued and outstanding shares of Common Stock and the Beemer Stockholders, investors in the Offering and a finder that received shares of Common Stock in connection with the Merger and the Offering held 63.96% of the Company’s issued and outstanding Common Stock.

On the date the Merger and the Offering closed, Mr. Stephen Jackson, then the Company’s sole director, appointed Mr. Beemer as a director, then resigned from the Board. Mr. Beemer then appointed Mr. Blank as director.

PROPOSAL 1 — APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF
INCORPORATION TO PROVIDE FOR EXCULPATION AND INDEMNIFICATION

The Company is proposing to amend its Certificate of Incorporation in order to provide for the exculpation and indemnification of directors from liability to the Company or its stockholders to the extent permitted by law. The Board of Directors has already approved the Certificate of Amendment and provided that it shall be filed with the Delaware Secretary of State and become effective following approval by the stockholders of the Company.

PURPOSES AND EFFECTS OF THE PROPOSAL

Over the past several years, there has been an increase in claims, suits and other proceedings which would impose personal liability upon directors of publicly-traded companies. Although this increase in such claims may have the effect of increasing the diligence of directors and improving corporate governance, one side effect has been that otherwise-qualified individuals have hesitated to serve as directors of public companies. Many publicly-traded companies provide for exculpation and indemnification of directors against claims related to the good faith performance of their duties. The Delaware General Corporation Law empowers a Delaware corporation, such as the Company, to include a provision limiting or eliminating the liability of a director to the corporation or its stockholders for monetary damages resulting from breaches of some (but not all) fiduciary duties to the corporation. Because the success of the Company depends upon attracting and retaining qualified leadership and oversight by Board members, the Board has concluded that such protection is in the best interest of the Company.

The proposed amendment to the Company’s Certificate of Incorporation would provide that a director would not be personally liable to the Company or its stockholders for monetary damages for any breach of fiduciary duty except to the extent such exemption from liability is not permitted by current or future Delaware law. Under current law, this exculpation would not include, and directors would remain liable for, the following:

•	Breaches of the director’s duty of loyalty to the Company or its stockholders ;
•	Acts or omissions not taken in good faith, or which involve intentional misconduct or a knowing violation of the law ;
•	Certain unlawful stock redemptions or purchases; and
•	Transactions in which the director derived an improper personal benefit.

The proposed amendment would also clarify and affirm the Company’s power to indemnify officers, directors, employees and agents, to the extent permitted by the By-Laws, as amended from time to time. The By-Laws of the Company already provide that the Company indemnify its officers, directors, employees and agents to the fullest extent permitted by the Delaware General Corporation Law, as amended from time to time.

The form of the amendment is included with this proxy statement as Exhibit A . Please note that the Certificate of Amendment attached hereto as Exhibit A assumes that all proposals in this Proxy Statement will be adopted by stockholders. If the stockholders do not adopt this proposal, the language in the Certificate of Amendment reflecting this proposal will not be included in the Certificate of Amendment when filed with the Secretary of State of Delaware.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR” THE APPROVAL OF PROPOSAL 1.

PROPOSAL 2 — APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF
INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF THE COMPANY’S COMMON
STOCK TO 575 MILLION SHARES

GENERAL

The Company is proposing to amend its Certificate of Incorporation in order to to increase the authorized number of shares of Common Stock to 575 million shares. The Company currently has 75 million authorized shares of Common Stock. The Board of Directors has already approved the Certificate of Amendment and provided that it shall be filed with the Delaware Secretary of State and become effective following approval by the stockholders of the Company.

PURPOSES AND EFFECTS OF THE PROPOSAL

The proposed increase in authorized Common Stock has been recommended by the Board of Directors to assure that an adequate supply of authorized, unissued shares of Common Stock is available for general corporate needs and to provide the Board of Directors with the necessary flexibility to issue Common Stock in connection with potential financings without the expense and delay incidental to obtaining stockholder approval of an amendment to the Company’s Certificate of Incorporation at the time of such action, except as may be required for a particular issuance by applicable law or by the rules of any stock exchange on which our securities may then be listed. The additional authorized shares of Common Stock would allow the Company to conduct private placements of equity to finance its plan of operations.

The additional authorized shares of Common Stock would be available for issuance without further action by the stockholders, unless required by applicable law.

When issued, any additional shares of Common Stock authorized by the amendment will have the same rights and privileges as the shares of Common Stock currently authorized and outstanding. Holders of Common Stock have no preemptive rights and, accordingly, stockholders would not have any preferential rights to purchase any of the additional shares of Common Stock when such shares are issued.

The Company does not presently have any definitive plans, arrangements or understandings with respect to the issuance of any of the remaining newly authorized shares of Common Stock; however, as stated above, the proposed increase in the Common Stock the Company is authorized to issue has been recommended by the Board of Directors to assure that an adequate supply of authorized, unissued shares of Common Stock is available for general corporate needs and to provide the Board of Directors with the necessary flexibility to issue Common Stock in connection with private placements of equity securities or other financings without the expense and delay incidental to obtaining stockholder approval of an amendment to the Certificate of Incorporation at the time of such action, except as may be required for a particular issuance by applicable law or by the rules of any stock exchange on which our securities may then be listed. As stated above, such shares would be available for issuance without further action by the stockholders, unless required by applicable law.

Although the Board of Directors has no present intention of issuing additional shares for such purposes, the proposed increase in the number of authorized shares of Common Stock could enable the Board of Directors to render more difficult or discourage an attempt by another person or entity to obtain control of the Company. Such additional shares could be issued by the Board of Directors in a public or private sale, merger or similar transaction, increasing the number of outstanding shares and thereby diluting the equity interest and voting power of a party attempting to obtain control of the Company. The increase in the authorized shares of Common Stock has not, however, been proposed for an anti-takeover-related purpose and we have no knowledge of any current efforts to obtain control of the Company or to effect large accumulations of our Common Stock. This Proposal One is not part of any plan by the Company to adopt a series of amendments to its Certificate of Incorporation or Bylaws so as to render the takeover of the Company more difficult. Moreover, we are not submitting this Proposal Two to enable us to frustrate any efforts by another party to acquire a controlling interest or to seek representation on the Board of Directors.

The issuance of additional shares of Common Stock may furthermore, depending upon the circumstances under which such shares are issued, reduce stockholders' equity per share and may reduce the percentage ownership of Common Stock by existing stockholders. It is not the present intention of the Board of Directors to seek stockholder approval prior to any issuance of shares of Common Stock that would become authorized by the amendment unless otherwise required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Board of Directors that the delay necessitated for stockholder approval of a specific issuance could be to the detriment of the Company and its stockholders.

The form of the amendment is included with this proxy statement as Exhibit A . Please note that the Certificate of Amendment attached hereto as Exhibit A assumes that all proposals in this Proxy Statement will be adopted by stockholders. If the stockholders do not adopt this proposal, the language in the Certificate of Amendment reflecting this proposal will not be included in the Certificate of Amendment when filed with the Secretary of State of Delaware.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 2.

PROPOSAL 3 — APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF
INCORPORATION TO CREATE 100 MILLION SHARES OF “BLANK CHECK” PREFERRED STOCK

GENERAL

The Company is proposing to amend its Certificate of Incorporation in order to create 100 million shares of “blank check” Preferred Stock. The Board of Directors has already approved the Certificate of Amendment and provided that it shall be filed with the Delaware Secretary of State and become effective following approval by the stockholders of the Company.

PURPOSES AND EFFECTS OF THE PROPOSAL

The proposed amendment to create 100 million shares of “blank check” Preferred Stock has been recommended by the Board of Directors to assure that shares of “blank check” Preferred Stock are available for general corporate needs and to provide the Board of Directors with the necessary flexibility to issue such Preferred Stock in connection with potential financings without the expense and delay incidental to obtaining stockholder approval of an amendment to the Company’s Certificate of Incorporation at the time of such action, except as may be required for a particular issuance by applicable law or by the rules of any stock exchange on which our securities may then be listed. The authorized shares of Preferred Stock would allow the Company to conduct private placements of equity to finance its plan of operations.

The term "blank check" refers to Preferred Stock, the creation and issuance of which is authorized in advance by the stockholders and the terms, rights and features of which are determined by the Board of Directors upon issuance. The authorization of such "blank check" Preferred Stock would permit the Board of Directors to authorize and issue Preferred Stock from time to time in one or more series. Subject to the provisions of the Company's Certificate of Incorporation and the limitations prescribed by applicable law or by the rules of any stock exchange on which our securities may then be listed, the Board of Directors would be expressly authorized, at its discretion, to adopt resolutions to issue shares, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the Preferred Stock, in each case without any further action or vote by the stockholders. The Board of Directors would be required to make any determination to issue shares of Preferred Stock based on its judgment as to the best interests of the Company and its stockholders.

This amendment to the Company's Certificate of Incorporation would give the Board of Directors flexibility, without further stockholder action (except as may be required by applicable law or by the rules of any stock exchange on which our securities may then be listed), to issue Preferred Stock on such terms and conditions as the Board of Directors deems to be in the best interests of the Company and its stockholders. This amendment would provide the Company with increased financial flexibility in meeting future capital requirements by providing another type of security in addition to Common Stock.

The Company does not presently have any definitive plans, arrangements or understandings with respect to the issuance of any of the proposed shares of Preferred Stock; however, as stated above, the proposed prefered stock the Company would be authorized to issue has been recommended by the Board of Directors to assure that shares of Preferred Stock are available for general corporate needs and to provide the Board of Directors with the necessary flexibility to issue Preferred Stock in connection with private placements of equity securities or other financings without the expense and delay incidental to obtaining stockholder approval of an amendment to the Certificate of Incorporation at the time of such action, except as may be required for a particular issuance by applicable law or by the rules of any stock exchange on which our securities may then be listed.

Any issuance of Preferred Stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of the Company. Shares of voting or convertible Preferred Stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise. The ability of the Board of Directors to issue such additional shares of Preferred Stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. This creation of Preferred Stock has not, however, been proposed for an anti-takeover-related purpose and we have no knowledge of any current efforts to obtain control of the Company or to effect large accumulations of our voting stock. This Proposal Three is not part of any plan by the Company to adopt a series of amendments to its Certificate of Incorporation or Bylaws so as to render the takeover of the Company more difficult. Moreover, we are not submitting this Proposal Three to enable us to frustrate any efforts by another party to acquire a controlling interest or to seek representation on the Board of Directors.

The issuance of additional shares of Common Stock upon any conversions of Preferred Stock may furthermore, depending upon the circumstances under which such shares are issued, reduce stockholders' equity per share and may reduce the percentage ownership of Common Stock by existing stockholders. It is not the present intention of the Board of Directors to seek stockholder approval prior to any issuance of shares of Preferred Stock that would become authorized by the amendment unless otherwise required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Board of Directors that the delay necessitated for stockholder approval of a specific issuance could be to the detriment of the Company and its stockholders.

The form of the amendment is included with this proxy statement as Exhibit A . Please note that the Certificate of Amendment attached hereto as Exhibit A assumes that all proposals in this Proxy Statement will be adopted by stockholders. If the stockholders do not adopt this proposal, the language in the Certificate of Amendment reflecting this proposal will not be included in the Certificate of Amendment when filed with the Secretary of State of Delaware.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 3.

OTHER MATTERS
We know of no other business that will be presented at the meeting. If any other matter properly comes before the stockholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

ADDITIONAL INFORMATION

Proxy Solicitation

The Company will bear the entire cost of this proxy solicitation. In addition to soliciting proxies by this mailing, we expect that our directors, officers and regularly engaged employees may solicit proxies personally or by mail, telephone, facsimile or other electronic means, for which solicitation they will not receive any additional compensation. The Company will reimburse brokerage firms, custodians, fiduciaries and other nominees for their out-of-pocket expenses in forwarding solicitation materials to beneficial owners upon our request. We have retained D.F. King & Co. to assist us in the distribution of proxy materials and the solicitation of proxies by mail, telephone, facsimile, and other electronic means. We estimate the fees of D.F. King will be $7,500 plus expenses.

Stockholder Proposals for 2008 Annual Meeting

Any stockholder who intends to present a proposal at the annual meeting in 2008 must deliver the proposal to the Company’s corporate Secretary at 310 West 20 th Street, 2 nd Floor, Kansas City, Missouri 64108:

•	Not later than December 15, 2007, if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934.
•
On or after the fifth day following the record date of the 2008 Special Meeting, as established by the Board of Directors and provided in the By-Laws, if the proposal is submitted pursuant to the Company’s by-laws, in which case we are not required to include the proposal in our proxy materials.

The proposal, together with any supporting statement, must be less than 500 words for inclusion in the proxy, and inclusion of the proposal shall be subject to applicable securities and exchange rules.

By order of the Board of Directors,

Lee L. Blank, Secretary

Exhibit A

CERTIFICATE OF AMENDMENT OF THE
CERTIFICATE OF INCORPORATION
OF
ALTERNATIVE ENERGY SOURCES, INC.

First That at a meeting of the Board of Directors of Alternative Energy Sources, Inc. resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the present Fourth Article of the Certificate of Incorporation of the Company is deleted in its entirety and replaced with the following:

Fourth: The total number of shares of capital stock of all classes which the corporation shall have the authority to issue is 675,000,000, of which 100,000,000 shares shall be shares of preferred stock, with a par value of $0.0001 per share, and 575,000,000 shares shall be common stock, with a par value of $0.0001 per share.

The designations, powers, preferences; the relative, participating, optional or other rights; and the qualifications, limitations and restrictions of any series of the preferred stock shall be fixed by resolution or resolutions of the Board of Directors.

RESOLVED, that the Certificate of Incorporation is amended by inserting the following as the Seventh Article:

Seventh:  No Director shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such Director as a Director, except to the extent such exemption from liability or limitation thereof is not permitted by the DGCL as it now exists or may hereafter be amended. Notwithstanding the foregoing, a director shall be liable to the extent currently provided by the DGCL (a) for breaches of the director’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (c) under the provisions of Section 174 of the DGCL (relating to unlawful stock purchase or redemption) and any amendments thereto, or (d) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of these provisions shall not adversely affect any right of any Director of the Corporation existing at the time of such repeal or modification. The Corporation shall have the power to indemnify officers, directors, employees and agents to the extent permitted by the By-Laws, as amended from time to time.

Second: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

Third: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said Alternative Energy Sources, Inc. has caused this certificate to be signed by ________________________, an Authorized Officer, this _____ day of ___________________, A.D. 2007.

☒ Please mark votes as in this example.

The Board of Directors recommends a vote FOR each of Proposals 1, 2, and 3

Alternative Energy Sources, Inc.

RECORD DATE SHARES:

Please indicate if you plan to attend this meeting YES ☐ NO ☐

For address changes and/or comments, please check this box and write them on the back where indicated ☐

Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title.

Please be sure to sign and date this Proxy | Date

Shareholder signature Co-owner signature

DETACH CARD

DETACH CARD

Signature Stock Transfer, Inc.
One Preston Park
2301 Ohio Drive, Suite 100
Plano, Texas 75093

VOTE BY INTERNET – www.xxxxxx.com

Use the internet to transmit your voting instruction and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instruction to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Alternative Energy Sources, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE – 1-xxx-xxx-xxxx

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Alternative Energy Sources, Inc., c/o Signature Stock Transfer, Inc., 2301 Ohio Drive, Suite 100, Plano, Texas 75093

You can view the Proxy Statement on the Internet at:
http://www.aensi.com

ALTERNATIVE ENERGY SOURCES, INC.
PROXY
SPECIAL MEETING OF SHAREHOLDERS, JULY 30, 2007
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints MARK A. BEEMER, LEE L. BLANK AND JOHN J. HOLLAND, and each of them, with full power of substitution, proxies of the undersigned to vote the shares of Common Stock of Alternative Energy Sources, Inc. standing in the name of the undersigned or with respect to which the undersigned is entitled to vote, at a Special Meeting of Shareholders of Alternative Energy Sources, Inc. to be held at the company headquarters at 310 W. 20th Street, Kansas City, Missouri 64108 on July 30, 2007 at 10:30 a.m., and at any adjournments thereof. Without limiting the authority granted herein, the above named proxies are expressly authorized to vote as directed by the undersigned as to those matters set forth on the reverse side hereof and in their discretion on all other matters that are properly brought before the Annual Meeting.

If more than one of the above named proxies shall be present in person or by substitution at such meeting or at any adjournment thereof, the majority of said proxies so present and voting, either in person or by substitution, shall exercise all of the powers hereby given. The undersigned hereby revokes any proxy heretofore given to vote at such meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no choice is specified, this proxy will be voted "FOR" the nominees named hereon, and "FOR" proposals 2 and 3.

PLEASE NOTE ADDRESS CHANGES HERE

____

____

____

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

DETACH CARD DETACH CARD

YOUR VOTE IS IMPORTANT!

VOTE BY MAIL

Your vote is important. Please vote immediately.

Alternative Energy Sources, Inc.
c/o Signature Stock Transfer, Inc.
2301 Ohio Drive, Suite 100
Plano, Texas 75093